Credit Risk Manager Report - B
FFMLT 2005FF9
Reporting Date
09/30/2005
Determination Date
10/15/05
The information contained in this report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this report is not investment advice cincerning a particular portfoloio or security, and no mention of a particular security in this report constitutes a recommendation to buy, sell, or hold that or any other security.
Section I: Executive Summary
Section II: General Pool Characteristics
Section III: Performance
Section IV: Prepayment
Section V: Servicer Remittance Reporting
Table of Contents
Section VI: Loan Reviews
Section I: Executive Summary
Security Code
FFMLT 2005FF9
Client
Lehman
Servicer
National City Home Loan Service, Inc.
Trustee
U.S. Bank National Association
Depositor
Structured Asset Securities Corporation
Securities Admin
N/A
Backup Servicer
Close Date
09/30/2005
Custodian
Determination
15th Day of the Month
Distribution
25th Day of the Month
First Cutoff
09/01/2005
Master Servicer
Aurora Loan Services, LLC
Issue Amt
1,705,534,714
Issue Count
6,597
Cumulative
Original
Orig %
Current EOM
Act
Curr %
Cur %
Orig
Loss %
Orig
Remit Actual
End
Remit Sched
End
Balance 1,714,855,781 100.00% 1,700,136,457 100.00% 99.14% 0.00% 1,700,136,456.70 1,699,906,777.96
Count 6,649 100.00% 6,581 100.00% 98.98% 0.00% 6,581 6,581
Collection
Narrative
Overall, the performance of the security compares favorably to all benchmarks.
Cash Narrative
There are no remittance issues that require action at this time.
Customer
Service
Narrative
There are no customer service issues that require action at this time.
Review Type*
Outstanding
New
LM Rvw Cnt 0 0
FC Rvw Cnt 0 0
REO Rvw Cnt 0 0
Valuation Rvw Cnt 0 0
Loss Rvw Cnt 0 0
BK Rvw Cnt
0 0
Performance Rvw Cnt 0 0
Remittance Rvw Cnt 0 0
Contact Review Cnt 0 0
Compliance Rvw Cnt 0 0
MI Rvw Cnt 0 0
OS Rvw cnt 0 0
MR Recommended Action
Orig Count
Trans Balance
*A loan can have multiple reviews.
*Only new reviews will have a current reccomended action. The previous reccomendation will stand for unresolved issues, with a scheduled follow-up.
New Review Recomended Action
Reviews (Continued and New Issues)
Monthly Narrative
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section I: Page 1 of 1
2004 MortgageRamp, Inc. All rights reserved.
FFMLT 2005FF9
Section II
General Pool Characteristics
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 1 of 3
FFMLT 2005FF9
Arm Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 146,447,010 8.54% 144,469,912 8.50% 98.65% 0.00%
843 12.68% 831 12.63% 98.58% 0.00%
Y 1,568,408,771 91.46% 1,555,666,544 91.50% 99.19% 0.00%
5,806 87.32% 5,750 87.37% 99.04% 0.00%
IO Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 338,520,908 19.74% 332,462,886 19.56% 98.21% 0.00%
1,872 28.15% 1,842 27.99% 98.40% 0.00%
Y 1,376,334,874 80.26% 1,367,673,570 80.44% 99.37% 0.00%
4,777 71.85% 4,739 72.01% 99.20% 0.00%
Occupancy
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 27,425,565 1.60% 26,224,061 1.54% 95.62% 0.00%
145 2.18% 138 2.10% 95.17% 0.00%
Y 1,687,430,216 98.40% 1,673,912,396 98.46% 99.20% 0.00%
6,504 97.82% 6,443 97.90% 99.06% 0.00%
Orig PPP
Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
No 299,845,193 17.49% 291,508,556 17.15% 97.22% 0.00%
1,290 19.40% 1,265 19.22% 98.06% 0.00%
Yes 1,415,010,588 82.51% 1,408,627,901 82.85% 99.55% 0.00%
5,359 80.60% 5,316 80.78% 99.20% 0.00%
Doc Level
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
Alternative Doc 847,931,021 49.45% 843,688,872 49.62% 99.50% 0.00%
3,275 49.26% 3,256 49.48% 99.42% 0.00%
Full Doc 848,249,697 49.46% 837,781,930 49.28% 98.77% 0.00%
3,322 49.96% 3,273 49.73% 98.52% 0.00%
Stated Doc 18,675,063 1.09% 18,665,655 1.10% 99.95% 0.00%
52 0.78% 52 0.79% 100.00% 0.00%
Orig PPP
Mos
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
0 299,845,193 17.49% 291,508,556 17.15% 97.22% 0.00%
1,290 19.40% 1,265 19.22% 98.06% 0.00%
12 116,344,508 6.78% 115,726,845 6.81% 99.47% 0.00%
345 5.19% 343 5.21% 99.42% 0.00%
24 855,119,647 49.87% 852,332,701 50.13% 99.67% 0.00%
3,088 46.44% 3,065 46.57% 99.26% 0.00%
36 443,546,433 25.86% 440,568,354 25.91% 99.33% 0.00%
1,926 28.97% 1,908 28.99% 99.07% 0.00%
DQ Risk Grp
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
R1 30,950,515 1.80% 29,665,400 1.74% 95.85% 0.00%
147 2.21% 143 2.17% 97.28% 0.00%
R2 179,796,407 10.48% 178,824,371 10.52% 99.46% 0.00%
729 10.96% 725 11.02% 99.45% 0.00%
R3 410,787,730 23.95% 406,994,132 23.94% 99.08% 0.00%
1,627 24.47% 1,610 24.46% 98.96% 0.00%
R4 409,610,403 23.89% 406,836,475 23.93% 99.32% 0.00%
1,592 23.94% 1,580 24.01% 99.25% 0.00%
R5 455,856,632 26.58% 452,737,608 26.63% 99.32% 0.00%
1,793 26.97% 1,773 26.94% 98.88% 0.00%
R6 173,535,396 10.12% 170,975,223 10.06% 98.52% 0.00%
617 9.28% 608 9.24% 98.54% 0.00%
R7 36,996,735 2.16% 36,788,796 2.16% 99.44% 0.00%
99 1.49% 97 1.47% 97.98% 0.00%
R8 12,433,314 0.73% 12,428,703 0.73% 99.96% 0.00%
33 0.50% 33 0.50% 100.00% 0.00%
R9 4,888,650 0.29% 4,885,748 0.29% 99.94% 0.00%
12 0.18% 12 0.18% 100.00% 0.00%
Orig Product
Type
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
30/24LB 16 229,989,861 13.41% 225,602,356 13.27% 98.09% 0.00%
1,209 18.18% 1,188 18.05% 98.26% 0.00%
Balloon 238,450 0.01% 238,185 0.01% 99.89% 0.00%
3 0.05% 3 0.05% 100.00% 0.00%
Balloon IO 878,250 0.05% 878,159 0.05% 99.99% 0.00%
4 0.06% 4 0.06% 100.00% 0.00%
Fixed 108,292,597 6.31% 106,622,345 6.27% 98.46% 0.00%
660 9.93% 651 9.89% 98.64% 0.00%
IO ARM 1,375,456,624 80.21% 1,366,795,412 80.39% 99.37% 0.00%
4,773 71.79% 4,735 71.95% 99.20% 0.00%
Orig Credit
Score by 50
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
501-550 31,226,730 1.82% 30,761,840 1.81% 98.51% 0.00%
204 3.07% 199 3.02% 97.55% 0.00%
551-600 220,985,468 12.89% 217,892,680 12.82% 98.60% 0.00%
1,270 19.10% 1,251 19.01% 98.50% 0.00%
601-650 480,317,322 28.01% 476,707,805 28.04% 99.25% 0.00%
1,961 29.49% 1,945 29.55% 99.18% 0.00%
651-700 593,174,724 34.59% 590,100,689 34.71% 99.48% 0.00%
1,995 30.00% 1,983 30.13% 99.40% 0.00%
701-750 285,300,644 16.64% 282,439,259 16.61% 99.00% 0.00%
896 13.48% 886 13.46% 98.88% 0.00%
751-800 101,859,543 5.94% 100,243,543 5.90% 98.41% 0.00%
315 4.74% 309 4.70% 98.10% 0.00%
801+ 1,991,350 0.12% 1,990,641 0.12% 99.96% 0.00%
8 0.12% 8 0.12% 100.00% 0.00%
Pool Migration Stratification
Pool Characteristics History
Reporting
Date
Cur Balance
Cur
Count
Cur Wgt
Loan
Age
Cur
WAC
Cur
Wgt
Orig
Rlvl
Cur Wgt
UnderW
riting
Score
Cur Wgt
Recent
Score
Cur
Wgt
CLTV
Cur
NOO
Rate
Cur
Stated
Doc
Rate
Cur
2nd
Rate
Cur Avg
Balance
09/30/2005 1,700,136,457 6,581 1.31 6.46 13.16 659.54 0.00 90.90 1.54% 1.10% 0.00% 257,714
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 2 of 3
FFMLT 2005FF9
Orig CLTV
by 10%
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-40 5,083,600 0.30% 5,073,832 0.30% 99.81% 0.00%
43 0.65% 43 0.65% 100.00% 0.00%
c. 41-50 11,853,900 0.69% 11,309,694 0.67% 95.41% 0.00%
72 1.08% 71 1.08% 98.61% 0.00%
d. 51-60 29,477,900 1.72% 29,297,882 1.72% 99.39% 0.00%
147 2.21% 146 2.22% 99.32% 0.00%
e. 61-70 64,974,905 3.79% 64,621,199 3.80% 99.46% 0.00%
301 4.53% 298 4.53% 99.00% 0.00%
f. 71-80 288,919,659 16.85% 286,256,972 16.84% 99.08% 0.00%
1,176 17.69% 1,163 17.67% 98.89% 0.00%
g. 81-90 369,497,060 21.55% 364,199,197 21.42% 98.57% 0.00%
1,560 23.46% 1,537 23.36% 98.53% 0.00%
h. 91-100 945,048,758 55.11% 939,377,681 55.25% 99.40% 0.00%
3,350 50.38% 3,323 50.49% 99.19% 0.00%
Original
Coupon by
100
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-5 14,804,140 0.86% 14,269,248 0.84% 96.39% 0.00%
40 0.60% 39 0.59% 97.50% 0.00%
c. 5.1-6 598,254,158 34.89% 596,886,720 35.11% 99.77% 0.00%
1,767 26.58% 1,763 26.79% 99.77% 0.00%
d. 6.1-7 765,219,097 44.62% 757,742,498 44.57% 99.02% 0.00%
2,977 44.77% 2,949 44.81% 99.06% 0.00%
e. 7.1-8 272,166,796 15.87% 268,179,517 15.77% 98.53% 0.00%
1,429 21.49% 1,405 21.35% 98.32% 0.00%
f. 8.1-9 61,714,641 3.60% 60,363,822 3.55% 97.81% 0.00%
411 6.18% 400 6.08% 97.32% 0.00%
g. 9.1-10 2,696,950 0.16% 2,694,653 0.16% 99.91% 0.00%
25 0.38% 25 0.38% 100.00% 0.00%
Orig Loan
size by 100k
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-50 4,249,189 0.25% 4,163,951 0.24% 97.99% 0.00%
101 1.52% 99 1.50% 98.02% 0.00%
c. 51-100 58,209,541 3.39% 56,613,258 3.33% 97.26% 0.00%
727 10.93% 707 10.74% 97.25% 0.00%
d. 101-200 341,862,037 19.94% 338,720,365 19.92% 99.08% 0.00%
2,282 34.32% 2,260 34.34% 99.04% 0.00%
e. 201-300 383,309,843 22.35% 381,093,478 22.42% 99.42% 0.00%
1,553 23.36% 1,545 23.48% 99.48% 0.00%
f. 301-400 312,676,148 18.23% 310,249,772 18.25% 99.22% 0.00%
901 13.55% 894 13.58% 99.22% 0.00%
g. 401-500 203,786,973 11.88% 202,907,426 11.93% 99.57% 0.00%
458 6.89% 456 6.93% 99.56% 0.00%
h. 501-600 181,534,255 10.59% 179,297,709 10.55% 98.77% 0.00%
333 5.01% 329 5.00% 98.80% 0.00%
i. 601-700 89,938,535 5.24% 88,584,464 5.21% 98.49% 0.00%
138 2.08% 136 2.07% 98.55% 0.00%
j. 701-800 46,648,650 2.72% 45,888,686 2.70% 98.37% 0.00%
62 0.93% 61 0.93% 98.39% 0.00%
k. 801-900 25,684,510 1.50% 25,675,711 1.51% 99.97% 0.00%
30 0.45% 30 0.46% 100.00% 0.00%
l. 901-999 23,682,400 1.38% 23,675,529 1.39% 99.97% 0.00%
25 0.38% 25 0.38% 100.00% 0.00%
m. 1,000+ 43,273,700 2.52% 43,266,107 2.54% 99.98% 0.00%
39 0.59% 39 0.59% 100.00% 0.00%
Property
type
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
2-4 Family 70,108,744 4.09% 69,928,431 4.11% 99.74% 0.00%
224 3.37% 223 3.39% 99.55% 0.00%
Condo 145,363,359 8.48% 143,776,228 8.46% 98.91% 0.00%
570 8.57% 565 8.59% 99.12% 0.00%
Mobile Home 178,200 0.01% 178,200 0.01% 100.00% 0.00%
1 0.02% 1 0.02% 100.00% 0.00%
PUD 338,176,040 19.72% 335,475,345 19.73% 99.20% 0.00%
1,160 17.45% 1,152 17.50% 99.31% 0.00%
Single Family 1,161,029,439 67.70% 1,150,778,253 67.69% 99.12% 0.00%
4,694 70.60% 4,640 70.51% 98.85% 0.00%
Purpose
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
Cashout Refi 551,797,768 32.18% 548,792,380 32.28% 99.46% 0.00%
2,442 36.73% 2,426 36.86% 99.34% 0.00%
Purchase 1,120,461,524 65.34% 1,111,081,388 65.35% 99.16% 0.00%
3,994 60.07% 3,952 60.05% 98.95% 0.00%
Rate/Term Refi 42,596,489 2.48% 40,262,689 2.37% 94.52% 0.00%
213 3.20% 203 3.08% 95.31% 0.00%
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 3 of 3
FFMLT 2005FF9
Section III
Performance
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 1 of 4
Period Performance Trends
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 2 of 4
Period Performance Trends
Early Payment Default
Early Default
Cur Balance
Percentage
Cur Count Percentage
First Payment Default - Loan is delinquenty, and no payment has been recieved.
Early Payment Default - Loan is delinquent, and only one payment has been recieved.
Reporting
Date
30dpd OTS
EOM Act
Rate
60dpd OTS
EOM Act
Rate
Loss Mit
Actual Rate
FC Actual
Rate
REO Actual
Rate
Liquidated
Actual Rate
Liquidated
Actual
Severity
09/30/2005 0.02% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
Period Performance History
ARM Flag
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
N 99.10% 0.90%
Y 99.30% 0.65% 0.02% 0.03%
Current Month Perfomance Stratification
IO Flag
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
N 98.91% 1.09%
Y 99.37% 0.57% 0.02% 0.03%
Product
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
30/24LB 16 98.77% 1.23%
Balloon 100.00%
Balloon IO 100.00%
Fixed 99.20% 0.80%
IO ARM 99.37% 0.57% 0.02% 0.03%
PPP Flag
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
No 98.91% 0.97% 0.12%
Yes 99.36% 0.61% 0.03%
DocLevel
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
Alternative Doc 99.45% 0.51% 0.04%
Full Doc 99.09% 0.85% 0.04% 0.02%
Stated Doc 100.00%
Lien Position
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
1 99.28% 0.67% 0.02% 0.03%
Risk Grp
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
R1 100.00%
R2 99.67% 0.33%
R3 99.52% 0.44% 0.04%
R4 99.14% 0.79% 0.06%
R5 97.73% 2.00% 0.26%
R6 95.79% 4.21%
R7 94.43% 5.57%
R8 100.00%
Loan Size
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
b. 0-50 98.87% 1.13%
c. 51-100 98.92% 1.08%
d. 101-200 98.79% 1.08% 0.13%
e. 201-300 99.23% 0.77%
f. 301-400 99.55% 0.34% 0.11%
g. 401-500 99.56% 0.44%
h. 501-600 99.10% 0.90%
i. 601-700 99.25% 0.75%
j. 701-800 100.00%
k. 801-900 100.00%
l. 901-999 100.00%
m. 1,000+ 100.00%
UW Score
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
501-600 97.91% 1.85% 0.14% 0.10%
601-700 99.42% 0.56% 0.02%
701-800 99.78% 0.22%
801+ 100.00%
Occupancy
a. Current
c. 30dpd
d. 60dpd
i. Bankruptcy
N 98.41% 1.59%
Y 99.29% 0.66% 0.02% 0.03%
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 3 of 4
Early Default
Cur Balance
Percentage
Cur Count Percentage
Current 1,699,796,457 99.98% 6,580 99.98%
First Pay Default 340,000 0.02% 1 0.02%
Early Default
Delq Status Cur Balance
Percentage
Cur Count Percentage
First Pay Default 3. 30dpd 340,000 100.00% 1 100.00%
340,000
1
Early Default
Current Loan status
Cur Balance
Percentage Cur Count Percentage
First Pay Default d. 60dpd 340,000 100.00% 1 100.00%
340,000
1
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 4 of 4
Section IV
Prepayment
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 1 of 4
FFMLT 2005FF9
Arm Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 146,447,010 8.54% 0 0.00% 98.65%
843 12.68% 0 0.00% 98.58%
Y 1,568,408,771 91.46% 2,111,590 100.00% 99.19%
5,806 87.32% 9 100.00% 99.04%
IO Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 338,520,908 19.74% 0 0.00% 98.21%
1,872 28.15% 0 0.00% 98.40%
Y 1,376,334,874 80.26% 2,111,590 100.00% 99.37%
4,777 71.85% 9 100.00% 99.20%
Occupancy
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 27,425,565 1.60% 623,090 29.51% 95.62%
145 2.18% 3 33.33% 95.17%
Y 1,687,430,216 98.40% 1,488,500 70.49% 99.20%
6,504 97.82% 6 66.67% 99.06%
Orig PPP
Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
No 299,845,193 17.49% 1,456,200 68.96% 97.22%
1,290 19.40% 6 66.67% 98.06%
Yes 1,415,010,588 82.51% 655,390 31.04% 99.55%
5,359 80.60% 3 33.33% 99.20%
Doc Level
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
Alternative Doc 847,931,021 49.45% 1,035,800 49.05% 99.50%
3,275 49.26% 4 44.44% 99.42%
Full Doc 848,249,697 49.46% 1,075,790 50.95% 98.77%
3,322 49.96% 5 55.56% 98.52%
Stated Doc 18,675,063 1.09% 99.95%
52 0.78% 0 0.00% 100.00%
Orig PPP
Mos
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
0 299,845,193 17.49% 1,456,200 68.96% 97.22%
1,290 19.40% 6 66.67% 98.06%
12 116,344,508 6.78% 286,740 13.58% 99.47%
345 5.19% 1 11.11% 99.42%
24 855,119,647 49.87% 368,650 17.46% 99.67%
3,088 46.44% 2 22.22% 99.26%
36 443,546,433 25.86% 0 0.00% 99.33%
1,926 28.97% 0 0.00% 99.07%
Orig Credit
Score by 50
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
501-550 31,226,730 1.82% 0 0.00% 98.51%
204 3.07% 0 0.00% 97.55%
551-600 220,985,468 12.89% 0 0.00% 98.60%
1,270 19.10% 0 0.00% 98.50%
601-650 480,317,322 28.01% 629,550 29.81% 99.25%
1,961 29.49% 3 33.33% 99.18%
651-700 593,174,724 34.59% 116,450 5.51% 99.48%
1,995 30.00% 1 11.11% 99.40%
701-750 285,300,644 16.64% 875,840 41.48% 99.00%
896 13.48% 3 33.33% 98.88%
751-800 101,859,543 5.94% 489,750 23.19% 98.41%
315 4.74% 2 22.22% 98.10%
801+ 1,991,350 0.12% 99.96%
8 0.12% 0 0.00% 100.00%
Cumulative Prepayment Stratification
Period CPR Trend
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 2 of 4
FFMLT 2005FF9
DQ Risk Grp
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
R1 30,950,515 1.80% 489,750 23.19% 95.85%
147 2.21% 2 22.22% 97.28%
R2 179,796,407 10.48% 425,550 20.15% 99.46%
729 10.96% 2 22.22% 99.45%
R3 410,787,730 23.95% 286,740 13.58% 99.08%
1,627 24.47% 1 11.11% 98.96%
R4 409,610,403 23.89% 382,600 18.12% 99.32%
1,592 23.94% 2 22.22% 99.25%
R5 455,856,632 26.58% 526,950 24.96% 99.32%
1,793 26.97% 2 22.22% 98.88%
R6 173,535,396 10.12% 0 0.00% 98.52%
617 9.28% 0 0.00% 98.54%
R7 36,996,735 2.16% 99.44%
99 1.49% 0 0.00% 97.98%
R8 12,433,314 0.73% 99.96%
33 0.50% 0 0.00% 100.00%
R9 4,888,650 0.29% 99.94%
12 0.18% 0 0.00% 100.00%
Orig CLTV
by 10%
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-40 5,083,600 0.30% 99.81%
43 0.65% 0 0.00% 100.00%
c. 41-50 11,853,900 0.69% 0 0.00% 95.41%
72 1.08% 0 0.00% 98.61%
d. 51-60 29,477,900 1.72% 99.39%
147 2.21% 0 0.00% 99.32%
e. 61-70 64,974,905 3.79% 99.46%
301 4.53% 0 0.00% 99.00%
f. 71-80 288,919,659 16.85% 0 0.00% 99.08%
1,176 17.69% 0 0.00% 98.89%
g. 81-90 369,497,060 21.55% 1,150,040 54.46% 98.57%
1,560 23.46% 5 55.56% 98.53%
h. 91-100 945,048,758 55.11% 961,550 45.54% 99.40%
3,350 50.38% 4 44.44% 99.19%
Orig Loan
size by 100k
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-50 4,249,189 0.25% 97.99%
101 1.52% 0 0.00% 98.02%
c. 51-100 58,209,541 3.39% 97.26%
727 10.93% 0 0.00% 97.25%
d. 101-200 341,862,037 19.94% 219,050 10.37% 99.08%
2,282 34.32% 2 22.22% 99.04%
e. 201-300 383,309,843 22.35% 1,583,440 74.99% 99.42%
1,553 23.36% 6 66.67% 99.48%
f. 301-400 312,676,148 18.23% 309,100 14.64% 99.22%
901 13.55% 1 11.11% 99.22%
g. 401-500 203,786,973 11.88% 99.57%
458 6.89% 0 0.00% 99.56%
h. 501-600 181,534,255 10.59% 0 0.00% 98.77%
333 5.01% 0 0.00% 98.80%
i. 601-700 89,938,535 5.24% 0 0.00% 98.49%
138 2.08% 0 0.00% 98.55%
j. 701-800 46,648,650 2.72% 98.37%
62 0.93% 0 0.00% 98.39%
k. 801-900 25,684,510 1.50% 99.97%
30 0.45% 0 0.00% 100.00%
l. 901-999 23,682,400 1.38% 99.97%
25 0.38% 0 0.00% 100.00%
m. 1,000+ 43,273,700 2.52% 99.98%
39 0.59% 0 0.00% 100.00%
Original
Coupon by
100
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-5 14,804,140 0.86% 0 0.00% 96.39%
40 0.60% 0 0.00% 97.50%
c. 5.1-6 598,254,158 34.89% 425,550 20.15% 99.77%
1,767 26.58% 2 22.22% 99.77%
d. 6.1-7 765,219,097 44.62% 522,050 24.72% 99.02%
2,977 44.77% 2 22.22% 99.06%
e. 7.1-8 272,166,796 15.87% 1,163,990 55.12% 98.53%
1,429 21.49% 5 55.56% 98.32%
f. 8.1-9 61,714,641 3.60% 0 0.00% 97.81%
411 6.18% 0 0.00% 97.32%
g. 9.1-10 2,696,950 0.16% 99.91%
25 0.38% 0 0.00% 100.00%
Purpose
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
Cashout Refi 551,797,768 32.18% 266,050 12.60% 99.46%
2,442 36.73% 1 11.11% 99.34%
Purchase 1,120,461,524 65.34% 1,845,540 87.40% 99.16%
3,994 60.07% 8 88.89% 98.95%
Rate/Term Refi 42,596,489 2.48% 0 0.00% 94.52%
213 3.20% 0 0.00% 95.31%
Property
type
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
2-4 Family 70,108,744 4.09% 99.74%
224 3.37% 0 0.00% 99.55%
Condo 145,363,359 8.48% 552,790 26.18% 98.91%
570 8.57% 2 22.22% 99.12%
Mobile Home 178,200 0.01% 100.00%
1 0.02% 0 0.00% 100.00%
PUD 338,176,040 19.72% 681,550 32.28% 99.20%
1,160 17.45% 3 33.33% 99.31%
Single Family 1,161,029,439 67.70% 877,250 41.54% 99.12%
4,694 70.60% 4 44.44% 98.85%
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 3 of 4
FFMLT 2005FF9
Determination Date
Begin actual bal.
PPP
10/15/05 38,413.47
38,413.47
Prepayment Penalty Premium Analysis
*Prepayment penalty premiums are measured based the remittance time cycle versus the calendar month cycle of most MortgageRamp measures.
Using this methodology aids in servicer remittance reconciliation.
Rvw Finding
Orig Count
Determination
Date
Total
No PPP Flag and
No Premium
Remitted
PPP Flag and
Premium
Remitted
10/15/05 16 11 5
16
11
5
PPP Premium Exceptions
Prepaid Loans and PPP Premium
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 4 of 4
FFMLT 2005FF9
Section V
Servicer Remittance Reporting
Remittance delinquency calculations are using OTS end of the month methodology, with scheduled balances as of the determination date.
2004 MortgageRamp, Inc. All rights reserved.
Section V: Page 1 of 2
FFMLT 2005FF9
Servicer Reported Remittance Delinquency Comparison
MR Rpt
MR Rpt
MR Rpt
MR Rpt
MR Rpt
Servicer Rpt
a. Current
b. 30dpd
g. LM
k. PrePaid l. Bankruptcy
g. LM
334,755 334,755
2 2
k. PrePaid
0 0
16 16
l. Bankruptcy
445,700 445,700
3 3
unknown
1,699,126,323 1,698,786,323 340,000
6,576 6,575 1
1,698,786,323
340,000
334,755
0
445,700
6,575
1
2
16
3
Reporting
Date
Begin sched
bal.
End
scheduled
bal.
Curtailment
interest
Curtailment
principle
Remit
Scheduled
Interest
Net
scheduled
interest
PI PMT
PPP
09/30/2005 1,705,534,714 1,699,906,778 56,427 9,188,855 8,475,571 9,486,073 38,413
56,427
9,188,855
8,475,571
9,486,073
38,413
Servicer Remittance Summary
Remittance delinquency calculations are using OTS end of the month methodology, with scheduled balances as of the determination date.
2004 MortgageRamp, Inc. All rights reserved.
Section V: Page 2 of 2
FFMLT 2005FF9
Section VI
MortgageRamp Loan Reviews
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section VI: Page 1 of 2
FFMLT 2005FF9
Reason for Review 3 Month History
Reccomended Action 3 Month History
*There can be multiple reasons for review of an individual loan.
*Only new reviews will have a current reccomended action. The previous reccomendation will stand for unresolved issues, with a scheduled follow-up.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section VI: Page 2 of 2
FFMLT 2005FF9

Document Outline

  Cover Page
  Disclaimer
  Table of Contents
  Executive Summary
  General Pool Characteristics
  Performance
  Prepayment
  Servicer Remittance Reporting
  Loan Reviews